Concentration Of Risks	12 Months Ended
Dec. 31, 2011
Concentration Of Risks [Abstract]
Concentration Of Risks

5. CONCENTRATION OF RISKS

There are no revenues from distributors that individually represent exceeding 10% of the total revenues for the years ended December 31, 2009, 2010 or 2011.

Over 80% of the Group's net revenues for the years ended December 31, 2009 and 2010 were derived from a single MMORPG, Tian Long Ba Bu, which was launched in May 2007. Over 70% of the Group's net revenues for the years ended December 31, 2011 were derived from Tian Long Ba Bu.

Over 90% of the Group's net revenues for the years ended December 31, 2009, 2010 and 2011 were derived from domestic operations.

Substantially all the Company's long-lived assets are located in the PRC.

A summary of the debtors who accounted for 10% or more of the Group's consolidated accounts receivable were as follows:

	As of December 31,
Debtors	2010 (as restated)	2011
	%	%
Accounts Receivable
Company A	58%	0	%*
Company B	18%	0	%*
Company C	11%	8%

*	As of December 31, 2010, the Company's accounts receivable due from Company A and Company B arose from the 17173 Business. Since accounts receivable of the 17173 Business were not included in the assets the Group acquired from Sohu as of December 31, 2011, the Company's accounts receivable due from Company A and Company B were $nil.

A majority of the Group's sales and expenses transactions are denominated in RMB and a significant portion of the Group's assets and liabilities is denominated in RMB. The RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Group in China must be processed through the PBOC or other China foreign exchange regulatory bodies, which require certain supporting documentation in order to affect the remittance. Total cash and cash equivalents in currencies other than RMB held at Chinese financial institutions were $6.7 million and $4.7 million, respectively, as of December 31, 2010 and 2011.

The Group holds its cash and bank deposits at Chinese financial institutions that are among the largest and most respected in the PRC and at international financial institutions with high ratings from internationally-recognized rating agencies. The Company's management chooses these institutions because of their reputations and track records for stability, and their known large cash reserves, and management periodically reviews these institutions' reputations, track records, and reported reserves. Management expects that any additional institutions that the Group uses for its cash and bank deposits will be chosen with similar criteria for soundness. As a further means of managing its credit risk, the Group holds it cash and bank deposits in approximately seventeen and nineteen, respectively, different financial institutions as of December 31, 2010 and 2011 and held no more than approximately 30% and 25%, respectively, of its total cash at any single institution as of December 31, 2010 and 2011.

Under PRC law, it is generally required that a commercial bank in the PRC that holds third party cash deposits protect the depositors' rights over and interests in their deposited money; PRC banks are subject to a series of risk control regulatory standards; and PRC bank regulatory authorities are empowered to take over the operation and management of any PRC bank that faces a material credit crisis.